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EXHIBIT 10.2

                       Amendment to Agreement to Purchase

Between World Marketing, Inc. (Buyer) and Chaya B. Mermelstein (Seller).

It is hereby agreed as of February 25, 2006, to extend the payment of $10,000 for 6 months till August 25, 2006. Payment shall be made in cash or stock or both, agreed upon February 28, 2006.




/s/ Jacob Roth                                  /s/ Chaya B. Mermelstein
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Buyer                                           Seller